UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2004

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
PRESS RELEASE
PRESENTATION

Item 12. Results of Operations and Financial Condition

     On March 11, 2004, Assurant, Inc. issued a press release reporting on its financial results for the fiscal year ended December 31, 2003. The text of the press release, which is attached at Exhibit 99.1, and the statistical supplement which accompanied the press release, which is attached at Exhibit 99.2, are each incorporated by reference into this Item.

Exhibits

99.1	Press Release Dated March 11, 2004.

99.2	Presentation entitled “Assurant, Inc. Statistical Supplement as of and for the Three Months and Twelve Months Ended December 31, 2003 and 2002”.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.
Date:March 11, 2004	By:	/s/ Katherine Greenzang

Katherine Greenzang, Esq
Senior Vice President, General Counsel and Secretary